Federated Total Return Bond Fund

A Portfolio of Federated Total Return Series, Inc.

CLASS A SHARES (TICKER TLRAX)
SERVICE SHARES (TICKER FTRFX)

SUPPLEMENT TO PROSPECTUSES DATED January 31, 2012

“Federated Total Return Series, Inc. (“Corporation”) has entered into an Agreement and Plan of Reorganization (“Plan”) on behalf of its portfolio, Federated Total Return Bond Fund (“Acquiring Fund”). Pursuant to the Plan, the following portfolio of the Performance Funds Trust will be reorganized with and into the Acquiring Fund: Intermediate Term Income Fund (“Performance Intermediate Term Income Fund” or “Acquired Fund”). As described in the chart below, pursuant to the Plan, the Acquiring Fund will acquire all or substantially all of the assets (but no deferred or prepaid expenses or liabilities) of the Acquired Fund in exchange solely for shares of the Acquiring Fund, which the Acquired Fund will then distribute pro rata to its shareholders in complete liquidation, dissolution and termination of the Acquired Fund:

ACQUIRED FUND	ACQUIRING FUND
Performance Intermediate Term Income Fund	Federated Total Return Bond Fund
Class A Shares	Class A Shares
Institutional Class	Service Shares

The Plan, and related reorganization, is subject to the approval of the Acquired Fund's shareholders at a Special Meeting of Shareholders currently scheduled for September 19, 2012, and certain other conditions to consummation. If the Plan, and related reorganization, is approved by the Acquired Fund's shareholders, and the reorganization consummated, the date in the definition of “Termination Date” in the footnote to the Table in the section entitled “Risk/Return Summary: Fees and Expenses” in the Acquiring Fund's Prospectus shall be deemed changed to August 1, 2013, with respect to the share classes listed above for the Acquiring Fund.”

July 27, 2012

Federated Total Return Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q451299 (7/12)